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                        Supplement dated October 19, 2007
                                     to the
                         Prospectus dated July 27, 2007
                                     for the
 WisdomTree Domestic Dividend Funds and WisdomTree International Dividend Funds

The following information supplements the information found under the "WisdomTree International Dividend Funds" section beginning on page 23.

WisdomTree Emerging Markets SmallCap Dividend Fund

Fund Facts

Cusip Number: 97717W281

Exchange Trading Symbol: DGS

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WisdomTree Emerging Markets SmallCap Dividend Fund

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index. Since the Fund's investment objective has been adopted as a non-fundamental investment policy, the Fund's investment objective may be changed without a vote of shareholders.

Primary Investment Strategies

The Fund employs a "passive management" - or indexing - investment approach designed to track the performance of the WisdomTree Emerging Markets SmallCap Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective.

Index Description

The WisdomTree Emerging Markets SmallCap Dividend Index is a fundamentally weighted index that measures the performance of primarily small cap stocks selected from the WisdomTree Emerging Markets Dividend Index. Companies included in the Index fall within the bottom 10% of total market capitalization of the WisdomTree Emerging Markets Dividend Index as of the annual index measurement date. Companies eligible for inclusion in the Index must be incorporated in and have their shares listed on a major stock exchange in Argentina, Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand or Turkey. Companies must have paid at least $5 million in cash dividends on their common stock in the 12 months prior to the most recent Index measurement date. Companies are weighted in the Index based on regular cash dividends paid. The Index is composed of primarily small capitalization stocks. As of September 30, 2007, approximately

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70% of the index consisted of companies with a market capitalization less than
$2 billion and approximately 15% of the Index consisted of companies with a market capitalization between $2.0 billion and $2.5 billion.

Primary Investment Risks

The following risks, in addition to the principal risk factors common to all Funds, are some of the risks that can significantly affect the Fund's performance.

o Stock Market Risk. Like stock prices generally, the price, and therefore the total return of shares of the WisdomTree Emerging Markets SmallCap Dividend Fund, will fluctuate within a wide range, so an investor could lose money over short or even long periods. If the value of the Fund's investments goes down, you may lose money.

o Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market due to increased risks of adverse issuer, political, regulatory, market, and economic developments.

o Emerging Markets Risk. Investing in securities listed and traded in emerging markets may be subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility, (ii) lower trading volume, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets, and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

o Small-Capitalization Investing. The Fund invests primarily in small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies.

     o Small-capitalization companies may be less financially secure than larger, more established mid- and large capitalization companies.

     o The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than the market as a whole or other types of securities.

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     o    The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small-capitalization companies.

     o Small-capitalization companies may be particularly sensitive to changes in interest rates, borrowing costs and earnings.

o Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. The Fund generally invests a relatively large percentage of its assets in companies organized in Taiwan, Brazil and South Korea.

o Currency Risk. Because the Fund's NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund's holdings goes up.

o Industrial Investing. The Fund generally invests a relatively large percentage of its assets in the Industrial Sector and as such is particularly sensitive to risks to the Industrial Sector. These risks include but are not limited to: worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Performance Information

No performance information is presented for the Fund because it has been in operation for less than one full calendar year. After the first full calendar year a risk/return chart and table will be provided. Any past performance of the Fund that will be shown will not be an indication of future results.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund's average net assets. You may also incur customary brokerage charges when buying or selling Fund shares.

Shareholder Fees                                                           None
(fees paid directly from your investment, but see the Creation
Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees                                                            0.63%
Distribution and/or Service (12b-1) Fees                                   None
Other Expenses(a)                                                          0.00%
Total Annual Fund Operating Expenses                                       0.63%

(a) "Other Expenses" are based on estimated amounts for the current fiscal year. WisdomTree Asset Management receives a fee of up to .0044% in exchange for providing certain non-advisory services to the Fund.

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The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeemed all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors will pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                1 Year                                      3 Years
--------------------------------------------------------------------------------
                   $64                                      $202


You would pay the following expenses if you did not redeem your shares:

                1 Year                                      3 Years
--------------------------------------------------------------------------------
                   $64                                      $202


Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $7,000 is charged to each purchaser of Creation Units.* The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2007 was $5,000,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $7,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming the Fund's operating expenses remain the same, the total costs would be $46,188 if the Creation Unit is redeemed after one year and $114,846 if the Creation Unit is redeemed after three years.


* See the Creation and Redemption Transaction Fees for Creation Units discussion in the Shareholder Information section of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

Creation and Redemption Transaction Fees for Creation Units

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The following table shows, as of September 30, 2007, the approximate value of one Creation Unit of the Fund, including the standard creation and redemption transaction fee. These fees are payable only by investors who purchase shares directly from a Fund. Retail investors who purchase shares through their brokerage account will not pay these fees.

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                Name of Fund                      Approximate          Standard Creation/        Maximum Creation/ Redemption
                                                 Value of One              Redemption                   Transaction Fee
                                                 Creation Unit          Transaction Fee
--------------------------------------------------------------------------------------------------------------------------------
WisdomTree Emerging Markets SmallCap
Dividend Fund                                     $5,000,000                 $7,000                         $21,000
--------------------------------------------------------------------------------------------------------------------------------

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The following information replaces similar information found on page 3 under the caption "Principal Investment Strategies." All references to "Replication" strategy in the prospectus are removed.

Each Fund uses a "Representative Sampling" strategy in seeking to track the performance of its Index.